UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 04, 2006 (Date of earliest event reported)
Eden Bioscience Corporation (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	0-31499 (Commission File Number)	91-1649604 (IRS Employer Identification Number)

11816 North Creek Parkway N. Bothell, WA (Address of principal executive offices)		98011-8201 (Zip Code)
425-806-7300 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 4, 2006, Eden Bioscience Corporation issued a press release announcing the Company's financial results for the first quarter ended March 31, 2006. The press release is furnished as Exhibit 99.1 to this current report on Form 8-K. The information in this current report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this current report, including but not limited to Exhibit 99.1, shall not be incorporated into any registration statement or other document filed pursuant to the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filings.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Eden Bioscience Corporation dated May 04, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 04, 2006	EDEN BIOSCIENCE CORPORATION By: /s/ Bradley S. Powell Bradley S. Powell Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Eden Bioscience Corporation dated May 04, 2006